John Hancock Money Market Fund

Supplement dated 5-5-10 to the current Prospectus

Under the heading “Fund Summary,” the “Goal and strategy” section is amended and restated as follows:

Goal and strategy

To seek the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1.00 share price.

The fund invests only in U.S.-dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

•                     U.S. and foreign companies;

•                     U.S. and foreign banks;

•                     U.S. and foreign governments;

•                     U.S. agencies, states and municipalities; and

•                     international organizations such as the World Bank and the International Monetary Fund.

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Unlike the fund’s weighted average maturity, the fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the fund. The fund does not invest in securities with remaining maturities of more than 13 months (in the case of securities in the highest rating category for short-term debt obligations assigned by nationally recognized statistical rating organizations (or unrated equivalents)) or 45 days (in the case of securities in the second-highest rating category (or unrated equivalents)) (Second Tier securities). The fund may not invest more than 3% of its total assets in Second Tier securities or more than 0.50% in Second Tier securities of a single issuer.

The fund will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund.

In managing the fund, the subadviser searches aggressively for the best values on securities that meet the fund’s credit and maturity requirements. The subadviser tends to favor corporate securities and looks for relative yield advantages between, for example, a company’s secured and unsecured short-term debt obligations.

The foregoing policies concerning portfolio liquidity and quality are effective May 28, 2010, and the foregoing policies concerning portfolio maturity are effective June 30, 2010.

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Under the heading, “Your account”, in the “Additional investor services” section, in the “Disclosure of fund holdings” subsection, the following paragraph is added:

Beginning in October 2010, the following information for the fund will be posted on the Web site by the fifth business day after month end: weighted average maturity; weighted average life; and complete portfolio holdings by investment category and other related information. Beginning in December 2010, the fund will report certain information to the SEC monthly on Form N-MFP, including the fund’s portfolio holdings and other pricing information, which will be made public 60 days after the end of the month to which the information pertains.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Money Market Fund

Supplement dated 5-5-10 to the Statement of Additional Information

The following policies concerning portfolio liquidity and quality are effective May 28, 2010, and the following policies concerning portfolio maturity are effective June 30, 2010.

The fourth paragraph under the “Investment Objective and Policies” section of the Statement of Additional Information is amended and restated as follows:

At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if the obligation was rated by only that NRSRO). In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board has designated the following four NRSROs for the purposes of determining whether an investment is an “Eligible Security” (as defined in Rule 2a-7): Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”) and DBRS Limited (“DBRS”). Appendix B to this SAI contains further information concerning the ratings of these NRSROs and their significance.

These high-quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two NRSROs (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase, more than 3% of its total assets would be invested in second tier securities or more than 0.50% would be invested in the second tier securities of a single issuer.

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The following replaces the subsection entitled “Ratings as Investment Criteria” under the “Investment Objective and Policies” section of the Statement of Additional Information:

Ratings as Investment Criteria. In general, the ratings of Moody’s, S&P, Fitch and DBRS represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody’s, S&P, Fitch and DBRS, and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

All of the Fund's first tier investments will mature in 397 days or less and all of the Fund’s second tier investments will mature in 45 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 60 days or less and will maintain a dollar-weighted average life of 120 days or less. Unlike the Fund’s weighted average maturity, the Fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the Fund.

The Fund intends to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s obligations under Section 22(e) of the 1940 Act and any commitments the Fund has made to shareholders. The Fund will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. In addition, the Fund will hold sufficiently liquid securities to meet the following daily and weekly standards: (a) the Fund will not acquire any security other than cash, U.S. Government securities, or securities convertible to cash within one business day (“Daily Liquid Assets”) if, immediately after the acquisition, the Fund would have invested less than 10% of its total assets in Daily Liquid Assets; and (b) the Fund will not acquire any security other than cash, U.S. Government securities, securities convertible to cash within five business days, or Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress that:  (a) are issued at a discount to the principal amount to be repaid at maturity and (b) have a remaining maturity date of 60 days or less (“Weekly Liquid Assets”) if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets.

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The following replaces the subsection entitled “Restricted Securities” under the “Investment Objectives and Policies” section of the Statement of Additional Information:

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 5% of its total assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for Section 4(2) paper or specific Rule 144A securities, that they are liquid, they will not be subject to the 5% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities.

The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

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The following paragraph is added as a new third paragraph to the sub-section entitled “Portfolio Holdings Disclosure Policy” under the “Investment Objectives and Policies” section of the Statement of Additional Information:

Beginning in October 2010, the following information for the Fund will be posted on the Web site by the fifth business day after month end: weighted average maturity; weighted average life; and complete portfolio holdings by investment category and other related information. Beginning in December 2010, the Fund will report certain information to the SEC monthly on Form N-MFP, including the Fund’s portfolio holdings and other pricing information, which will be made public 60 days after the end of the month to which the information pertains.

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The paragraph under the heading “Description of Bond and Commercial Paper Ratings” in Appendix B to the Statement of Additional Information is amended and restated as follows:

The ratings of Moody’s, S&P, Fitch and DBRS represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

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The following is added to the “Description of Bond and Commercial Paper Ratings” section of Appendix B to the Statement of Additional Information:

DBRS

R-1 (high):  Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle):  Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low):  Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high):  Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle):  Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low):  Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3:  Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4:  Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5:  Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short-term debt rated R-5 may have challenges that if not corrected, could lead to default.

D:  A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.